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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - June 29, 1999
                                                            -------------

                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

               1-10699                             22-2405746
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       (Commission File Number)         (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
               --------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                                 --------------
                         (Registrant's Telephone Number)


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Item 5.  Other Events
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         Hudson United Bancorp ("HUB") announced on June 29, 1999 the signing of a definitive agreement to acquire JeffBanks, Inc. ("JEFF") under which HUB will acquire JEFF in a stock for stock exchange which is intended to be a tax-free exchange. A copy of the Press Release is attached as Exhibit 99.3 to this amendment to Form 8-K.

         Under the terms of the JEFF Merger Agreement, each share of JEFF common stock will be exchanged for .95 shares of HUB common stock. A copy of the Merger Agreement is attached as Exhibit 99.1 to this amendment to Form 8-K.

         HUB also announced on June 29, 1999 the signing of a definitive agreement to acquire Southern Jersey Bancorp of Delaware Inc. ("SJB") under which HUB will acquire SJB in a stock for stock exchange which is intended to be a tax-free exchange. A copy of the Press Release is attached as Exhibit 99.6 to this amendment to Form 8-K.

         Under the terms of the SJB Merger Agreement, each share of SJB common stock will be exchanged for 1.26 shares of HUB common stock. A copy of the Merger Agreement is attached as Exhibit 99.4 to this amendment to Form 8-K.

         On June 29, 1999, HUB held a conference call with banking industry analysts and others to discuss the acquisitions. The relevant slides from the presentation are attached as Exhibit 99.7 to this amendment to Form 8-K.

         This Form 8-K contains forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995. The presentation contains estimates of future operating results for 1999 and beyond for Hudson United Bancorp, Inc., JeffBanks, Inc. and Southern Jersey Bancorp of Delaware, Inc. on a stand-alone and pro-forma combined basis and estimates of financial condition, merger-related expenses and cost savings on a combined basis. These statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs, products, relationships, opportunities, technology and market conditions. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, movements in interest rates, the possibility of disruption in credit markets, successful implementation and integration of Hudson United Bancorp's acquisitions, successful implementation of Year 2000 technology changes, and the impact of legal and regulatory barriers and structures. Hudson United Bancorp assumes no obligation for updating such forward-looking statements at any time.


Item 7.   Exhibits
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     99.1      Agreement  and Plan of Merger  dated June 28,  1999 among  Hudson
               United Bancorp, ("HUB"), Hudson United Bank, JeffBanks, Inc., ("JBI") Jefferson Bank and Jefferson Bank of New Jersey.

     99.2      Stock Option Agreement dated June 28, 1999 between HUB and JBI.

     99.3 Press Release dated June 29, 1999 regarding acquisition of JeffBanks, Inc.


     99.4 Agreement and Plan of Merger dated June 28, 1998 among Hudson United Bancorp, ("HUB"), Hudson United Bank, Southern Jersey Bancorp of Delaware, Inc. ("SJBDI") and Farmers and Merchants National Bank ("FAMNB").

     99.5      Stock Option Agreement dated June 28, 1999 between HUB and SJBDI.

     99.6 Press Release dated June 29, 1999 regarding acquisition of Southern Jersey Bancorp

     99.7      Slides for Analyst Presentation of June 29, 1999.


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUDSON UNITED BANCORP


Dated: June 30, 1999            By:    D. LYNN VAN BORKULO-NUZZO
                                       -----------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President


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                                INDEX TO EXHIBIT


Exhibit No.              Description
----------               -----------


     99.1 Agreement and Plan of Merger dated June 28, 1999 among Hudson United Bancorp, ("HUB"), Hudson United Bank, JeffBanks, Inc., ("JBI") Jefferson Bank and Jefferson Bank of New Jersey.

     99.2      Stock Option Agreement dated June 28, 1999 between HUB and JBI.

     99.3 Press Release dated June 29, 1999 regarding acquisition of JeffBanks, Inc.


     99.4 Agreement and Plan of Merger dated June 28, 1998 among Hudson United Bancorp, ("HUB"), Hudson United Bank, Southern Jersey Bancorp of Delaware, Inc. ("SJBDI") and Farmers and Merchants National Bank ("FAMNB").

     99.5      Stock Option Agreement dated June 28, 1999 between HUB and SJBDI.

     99.6 Press Release dated June 29, 1999 regarding acquisition of Southern Jersey Bancorp

     99.7      Slides for Analyst Presentation of June 29, 1999.